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                                                                    Exhibit 10.1


NEITHER THIS SENIOR SUBORDINATED CONVERTIBLE PROMISSORY NOTE NOR THE SHARES OF COMMON STOCK REFERENCED HEREIN HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND NEITHER THIS SENIOR SUBORDINATED CONVERTIBLE PROMISSORY NOTE NOR THE SHARES OF COMMON STOCK REFERENCED HEREIN MAY BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                             coolsavings.com inc.

              8% Senior Subordinated Convertible Promissory Note
               --------------------------------------------------

$0,000,000.00                                                  Chicago, Illinois
Due Date: March 1, 2006                                     Dated: March 1, 2001


     FOR VALUE RECEIVED, coolsavings.com inc., a Michigan corporation ("Borrower"), promises to pay to the order of _______________ ("Holder"), at 416 Shooting Star, Avon, Colorado, 81620, or at such other place as Holder may designate in writing, the principal sum of ___________________ ($0,000,000.00), plus interest as hereinafter provided, all in lawful money of the United States of America, in accordance with the terms hereof.

     The unpaid principal balance of this senior subordinated convertible promissory note ("Note") shall bear interest, computed upon the basis of a year of 360 days for the actual number of days elapsed in a month, at a rate of eight percent (8%) per annum (the "Effective Rate").

     Accrued and unpaid interest on the principal balance of this Note shall be due and payable commencing on June 30, 2001 and on each September 30, December 31, March 31 and June 30 thereafter of each year during the term of this Note until all principal and interest under this Note is fully paid. On March 1, 2006 (the "Due Date"), the entire unpaid principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable in full. For periods prior to April 1, 2003, interest may, at the option of the Borrower, be paid in either cash or by delivery of additional 8% Senior Subordinated Convertible Promissory Notes in the aggregate principal amount equal to the amount of the accrued but unpaid interest ("Additional Notes") (or any combination of cash and Additional Notes). On and after March 31, 2003, interest must be paid in cash only. Interest shall cease to accrue on the day prior to the date on which the Note is converted as provided herein.

     This Note may not be prepaid, in whole or in part, without the consent of Holder. All payments received hereunder shall, at the option of Holder, first be applied against accrued and unpaid interest and the balance against principal. Borrower expressly assumes all risks of loss or delay in the delivery of any payments made by mail, and no course of conduct or dealing shall affect Borrower's assumption of these risks.

     This Note is one of a series of 8% Senior Subordinated Convertible Promissory Notes made by Borrower in the aggregate original principal amount of up to Three Million Five Hundred Thousand Dollars ($3,500,000.00) and designated coolsavings.com inc. 8% Senior Subordinated Convertible Promissory Notes (the "Notes"). All of the Notes, including this Note, shall have equal priority with respect to payment. All partial payments shall be made pari passu to the holders of all of the Notes, including Holder.

     At the option of the Holder at any time prior to the Due Date, the outstanding indebtedness of this Note (including all accrued and unpaid interest) shall be convertible into shares of the Borrower's common stock at the Conversion Rate (as defined below), and this Note shall be cancelled and surrendered to Borrower. As used in this Note, "Conversion Rate" means that for every dollar ($1.00) of the principal amount of this Note and of accrued but unpaid interest on this Note through the day prior to the date on which the Note is converted the Holder shall receive one (1) share of the Borrower's common stock, no par value.

     The Holder shall effect conversions under this Note by delivering to the Borrower by facsimile a completed conversion notice in the form attached as Exhibit A (a "Holder Conversion Notice"). Each
---------     ------------------------
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Holder Conversion Notice shall specify the date on which such conversion is to be effected, which date may not be prior to the date such Holder Conversion Notice is deemed to have been delivered hereunder (a "Holder Conversion Date").
                                                      ----------------------
If no Holder Conversion Date is specified in a Holder Conversion Notice, the Holder Conversion Date shall be the date that such Holder Conversion Notice is deemed delivered to the Borrower. Each Holder Conversion Notice, once given, shall be irrevocable.

  Upon the consolidation, merger, recapitalization, reorganization or reclassification of securities of Borrower with or into another entity (other than a merger in which Borrower is the continuing company) (each, a "Sale Transaction"), prior to March 1, 2003, the outstanding indebtedness of this Note (including all accrued and unpaid interest) shall be deemed due, at the option of the Holder, as of the date of the closing of the Sale Transaction (the "Accelerated Due Date"). In the event the Holder opts for an Accelerated Due Date, the Borrower shall cause the acceleration of the Due Date to be a condition to the Company closing the Sale Transaction; provided, however, that
                                                       -----------------
the Holders owning Notes with an aggregate principal amount in excess of 50% of the aggregate principal amount of all Notes outstanding may waive this condition.

  The Conversion Rate in effect at any time shall be subject to adjustment as follows:

          (i) If the Borrower, at any time while any Notes are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (except scheduled dividends paid on preferred stock which contain a stated dividend rate and except for the issuanace of Additional Notes), (b) subdivide outstanding shares of Common Stock into a larger number of shares, or (c) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Rate shall be adjusted to an amount equal to the Conversion Rate multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.


          (ii) If the Borrower or any subsidiary thereof, as applicable with respect to Common Stock Equivalents (as defined below), at any time while Notes are outstanding shall issue shares of Common Stock or rights, warrants, options or other securities or debt that are convertible into or exchangeable or exercisable for shares of Common Stock ("Common Stock Equivalents"), entitling any person to acquire shares of Common Stock at a price per share less than the Conversion Rate (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Conversion Rate, such issuance shall be deemed to have occurred for less than the Conversion
     Rate), then, the Conversion Rate shall be adjusted to an amount equal to the Conversion Rate multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such shares of Common Stock or such Common Stock Equivalents plus the number of shares of Common Stock which the offering price for such shares of Common Stock or Common Stock Equivalents would purchase at the Conversion Rate, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock so issued or issuable, provided, that for purposes hereof, all shares of Common
               --------
     Stock that are issuable upon conversion, exercise or exchange of Common Stock Equivalents shall be deemed outstanding immediately after the issuance of such Common Stock Equivalents. Such adjustment shall be made whenever such shares of Common Stock or Common Stock Equivalents are issued. However, upon the expiration of any Common Stock Equivalents the issuance of which resulted in an adjustment in the Conversion Rate pursuant to this Section, if any such Common Stock Equivalents shall expire and shall not have been exercised, the Conversion Rate shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Rate made pursuant to the provisions of this Section after the issuance of such Common Stock Equivalents) had the adjustment of the Conversion Rate made upon the issuance of such Common Stock Equivalents been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such Common Stock Equivalents actually exercised. The foregoing shall not apply to any (i) issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Borrower, (ii) the issuance of securities upon the exercise or conversion of the Borrower's options, warrants or other convertible securities outstanding as of the date hereof, or (iii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Borrower stock option, restricted stock plan or stock purchase plan for the benefit of the Borrower's employees.

          (iii) If the Borrower, at any time while Notes are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Rate at which Notes shall thereafter be convertible shall be determined by multiplying the Conversion Rate in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Conversion Rate then in effect, and of which the numerator shall be the Conversion Rate then in effect less the then fair market value at the record date for the distribution of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          (iv) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the then outstanding principal amount of this Note, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Note, shall be converted into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holders of the Notes shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Borrower into which the then outstanding principal amount of this Note, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Note could have been converted immediately prior to such reclassification or share exchange would have been entitled. This provision shall similarly apply to successive reclassifications or share exchanges.

          (v) In case of any merger or consolidation of the Borrower with or into another person a Holder shall have the right to (A) convert its aggregate principal amount of Notes then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation, and such Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of Debentures could have been converted immediately prior to such merger or consolidation would have been entitled, or (B) at the closing thereof, (x) require the surviving entity to issue shares of convertible preferred stock or convertible debentures with such aggregate stated value or in such face amount, as the case may be, equal to the aggregate principal amount of Notes then held by such Holder, plus all accrued and unpaid interest and other amounts owing thereon, which newly issued shares of preferred stock or debentures shall have terms identical (including with respect to conversion) to the terms of this Note (except, in the case of preferred stock, as may be required to reflect the differences between equity and debt) and shall be entitled to all of the rights and privileges of a Holder of Notes set forth herein and the agreements pursuant to which the Notes were issued

     (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon conversion thereof), and (y) simultaneously with the issuance of such convertible preferred stock or convertible debentures, shall have the right to convert such instrument only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation. In the case of clause (B), the conversion price applicable for the newly issued shares of convertible preferred stock or convertible debentures shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Rate in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger or consolidation shall include such terms so as to continue to give the Holders the right to receive the securities, cash and property set forth in this Section upon any conversion following such event. This provision shall similarly apply to successive such events.

          (vi) All calculations under this Section shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. No adjustments in the conversion Rate shall be required if such adjustment is less than $0.01, provided, however, that any adjustments which by reason of
                      --------
     this Section are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          (vii) Whenever the Conversion Rate is adjusted pursuant hereto, the Borrower shall promptly mail to each Holder a notice setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          (viii) If (A) the Borrower shall declare a dividend (or any other distribution) on the Common Stock; (B) the Borrower shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Borrower shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Borrower shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Borrower is a party, any sale or transfer of all or substantially all of the assets of the Borrower, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Borrower shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Borrower; then, in each case, the Borrower shall cause to be filed at each office or agency maintained for the purpose of conversion of the Notes, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Borrower, at least twenty calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided, that the failure to mail such notice
                                 --------
     or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Notes during the twenty-day period commencing the date of such notice to the effective date of the event triggering such notice.

     Upon the occurrence and during the continuance of any of the following events (each an "Event of Default"), Holder, at its option, and without notice to Borrower, may declare the entire unpaid principal balance of this Note and all accrued interest to be immediately due and payable: (a) Borrower's failure to pay the principal of this Note when due hereunder, whether at maturity or otherwise; (b) Borrower's failure to pay any installment of interest when due hereunder and such failure shall continue and shall not be cured for a period of ten (10) calendar days after the due date of such payment; (c) Borrower's material breach of or material failure to perform or observe any covenant, condition or agreement contained in this Note which shall continue unremedied for a period of thirty (30) calendar days after receipt by the Borrower of written notice specifying the nature of the default; (d) any cessation of Borrower's business or the termination of Borrower's existence by sale, dissolution, merger or otherwise; (e) Borrower's failure generally to pay debts as they mature, or the appointment of a receiver or custodian over a material portion of Borrower's assets, which receiver or custodian is not discharged within sixty (60) days of such appointment; (f) any voluntary or involuntary bankruptcy or insolvency proceedings are commenced by or against Borrower, which proceedings are not set aside within sixty (60) days from the date of institution thereof; or (g) any writ of attachment, garnishment, execution, tax lien, or similar writ is issued against any property of Borrower; provided, that in the case of any event or condition described in subparagraph
(e) or (f) of this paragraph, the entire unpaid principal balance of this Note and all accrued interest thereon shall automatically become immediately due and payable without notice, presentment, demand, protest or other formality, all of which are hereby expressly waived by the Borrower.

  Upon the occurrence and during the continuance of an Event of Default, the outstanding principal amount hereof shall bear interest at a rate which is two percent (2.0%) per annum greater than the Effective Rate otherwise applicable.

  Acceptance by Holder of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and Borrower's failure to pay the entire amount then due shall be and continue to be a default. Upon the occurrence of any default, neither the failure of Holder promptly to exercise his, her or its right to declare the outstanding principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of Holder to demand strict performance of any other obligation of Borrower or any other person who may be liable hereunder, shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of Borrower or any other person who may be liable hereunder.

  Borrower and all endorsees, sureties and guarantors hereof hereby jointly and severally waive presentment for payment, demand, notice of non-payment, notice of protest or protest of this Note, and Holder diligence in collection or bringing suit, and do hereby consent to any and all extensions of time, renewals, waivers or modifications as may be granted by Holder with respect to payment or any other provisions of this Note. The liability of Borrower under this Note shall be absolute and unconditional, without regard to the liability of any other party.

  Notwithstanding anything herein to the contrary, in no event shall Borrower be required to pay a rate of interest in excess of the Maximum Rate. The term "Maximum Rate" shall mean the maximum non-usurious rate of interest that Holder is allowed to contract for, charge, take, reserve or receive under the applicable laws of any applicable state or of the United States of America (whichever from time to time permits the highest rate for the use, forbearance or detention of money) after taking into account, to the extent required by applicable law, any and all relevant payments or charges hereunder, or under any other document or instrument executed and delivered in connection therewith and the indebtedness evidenced hereby.

  In the event Holder ever receives, as interest, any amount in excess of the Maximum Rate, such amount as would be excessive interest shall be deemed a partial prepayment of principal, and, if the principal hereof is paid in full, any remaining excess shall be returned to Borrower. In determining whether or not the interest paid or payable, under any specified contingency, exceeds the Maximum Rate, Borrower and Holder shall, to the maximum extent permitted by law,
(a) characterize any non-principal payment as an expense, fee, or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and
(c) amortize, prorate, allocate and spread the total amount of interest through the entire contemplated term of such indebtedness until payment in full of the principal (including the period of any extension or renewal thereof) so that the interest on account of such indebtedness shall not exceed the Maximum Rate.

  Borrower's obligations under this Note shall be subordinate, in all respects, to its obligations under its past, present and future Institutional Indebtedness (as defined below), but senior, in all respects, to any other indebtedness of the Borrower. By accepting this Note, Holder agrees that Holder will execute such documentation as Borrower requests in order to further evidence such subordination. If Holder fails to execute any such documentation when requested by Borrower, Holder, by acceptance of this Note, hereby constitutes any person designated by Borrower as Holder's true and lawful attorney in fact to execute any such documentation in Holder's name, place and stead, with the same effect as if Holder had done so personally. Such power of attorney shall be coupled with an interest and shall be irrevocable. As used in this Note, the term "Institutional Indebtedness" means the indebtedness of Borrower to any bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "Securities Act")), savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Securities Act), or insurance company (as defined in Section 2(13) of the Securities Act).

  This Note shall be binding on Borrower and its successors and assigns. Holder may not, without Borrower's consent, which may be granted or withheld in Borrower's sole discretion, and which may be subject to such conditions as Borrower deems appropriate in its sole discretion, assign this Note or Holder's benefits of this Note to anyone. This Note has been executed in the State of Illinois, and all rights and obligations hereunder shall be governed by the laws of the State of Illinois.


                              BORROWER:

                              coolsavings.com inc., a Michigan corporation

                              By:____________________________________________
                                      Steven M. Golden, Chief Executive Officer

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

                                   EXHIBIT A

                           HOLDER CONVERSION NOTICE

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby elects to convert the attached Note into shares of the Common Stock (the "Common Stock") of coolsavings.com, inc. (the "Borrower") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Borrower in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned hereby covenants and agrees that the undersigned (i) will not sell or otherwise dispose of the shares of Common Stock to be delivered pursuant to this Conversion Notice (the "Shares") except pursuant to an effective registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), (ii) will sell the Shares only in accordance with the Plan of Distribution set forth in the prospectus forming a part of the Registration Statement (the ("Prospectus"), (iii) will comply with the requirements of the Act when selling or otherwise disposing of the Shares, including, but not limited to, the prospectus delivery requirements of the Act,
(iv) will not sell or otherwise dispose of, and will return immediately to the Borrower for the purpose of placing a restrictive legend thereon, the Shares (and any certificates representing the Shares, if applicable) upon notice from the Borrower that the Prospectus may not be used for the sale of the Shares, and
(v) will indemnify and hold harmless the Borrower, its directors, officers, agents and employees, each person who controls the Borrower (within the meaning of Section 15 of the Act and Section 20 of the Securities Exchange Act of 1934, as amended), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all losses, damages, costs, claims and expenses arising out of or based upon any breach by the undersigned of any of the covenants contained herein.

Conversion calculations: _____________________________________________
                         Date to Effect Conversion

                         _____________________________________________
                         Principal Amount of Notes to be Converted

                         _____________________________________________
                         Number of shares of Common Stock to be Issued

                         _____________________________________________
                         Applicable Conversion Rate

                         _____________________________________________
                         Signature

                         _____________________________________________
                         Name

                         _____________________________________________
                         Address

                                      -7-